AMENDMENT NUMBER TWO

to the Master Seller’s Purchase, Warranties and Interim Servicing Agreement

dated as of May 1, 2005

by and between

AMERICAN HOME MORTGAGE CORP.

and

UBS REAL ESTATE SECURITIES INC.

This AMENDMENT NUMBER TWO is made this 9th day of May, 2006, by and between AMERICAN HOME MORTGAGE CORP., having an address at 538 Broadhollow Road, Melville, New York 11747 (the “Company”), and UBS REAL ESTATE SECURITIES INC., having an address at 1285 Avenue of the Americas, 11th Floor, New York, NY 10019 (the “Purchaser”), to the Master Seller’s Purchase, Warranties and Interim Servicing Agreement dated as of May 1, 2005, as amended by Amendment Number One, dated as of October 18, 2005 (collectively, the “Agreement”), each by and between the Company and the Purchaser. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Purchaser and the Company desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein with respect to any pools of Mortgage Loans purchased by the Purchaser on or after May 9, 2006 to assure compliance with the requirements of Freddie Mac and to assure that, with respect to Loans which are being interim serviced by the Company in a Securitization Transaction, to facilitate compliance with the requirements of Regulation AB requirements and the requirements of a Master Servicer as designated by the Purchaser; and

WHEREAS, the Purchaser and the Company each have agreed to execute and deliver this Amendment Number Two on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Amendments.

(a) Effective as of May 9, 2006, Section 1.01 of the Purchase Agreement is hereby amended by adding the following definitions in alphabetical order:

“Master Servicer:  With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.”

“Servicer: As defined in Section 10.03(d).”

“Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.”

“Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Loans under the direction or authority of the Company or a Subservicer.”

“Subservicer: Any Person that services Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.”

“Subservicing Agreement:  The written contract between the Company and a Subservicer relating to servicing and administration of certain Loans as provided in Section 4.09 of the Servicing Addendum.”

(b)

Effective as of May 9, 2006, Section 3.03 of the Agreement is hereby amended by inserting the language “directly, or through one or more Subservicers,” immediately after the language “to service such Mortgage Loans”:

(c)

Effective as of May 9, 2006, Section 3.02(h) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(h)

Each Mortgage Loan and, if any, the related Prepayment Penalty complies in all material respects with any and all requirements of any applicable federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, disclosure, or predatory, fair and abusive lending laws and the consummation of the transactions contemplated hereby will not involve the violation of any such laws;”

(d)

Effective as of May 9, 2006, Section 3.02(i) of the Agreement is hereby amended by adding the following subclause immediately after subclause (iii) thereof:

“and (iv) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;”

(e)

Effective as of May 9, 2006, Section 3.02(ee) of the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

“(ee)

Except as set forth on the related Mortgage Loan Schedule or UBS Website, none of the Mortgage Loans are subject to a Prepayment Penalty.  For any Mortgage Loan originated prior to October 1, 2002 that is subject to a Prepayment Penalty, such Prepayment Penalty does not extend beyond five years after the date of origination.  For any Mortgage Loan originated on or following October 1, 2002 that is subject to a Prepayment Penalty, such Prepayment Penalty does not extend beyond three years after the date of origination. Any such Prepayment Penalty is permissible and enforceable in accordance with its terms upon the Mortgagor’s full and voluntary principal prepayment under applicable law, except to the extent that: the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights; the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or subsequent changes in applicable law may limit or prohibit enforceability thereof under applicable law. With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty, (ii) the Mortgage Loan’s originator had a written policy of offering the Mortgagor, or requiring third-party brokers to offer the Mortgagor, the option of obtaining a Mortgage Loan that did not require payment of such a prepayment penalty and the Mortgagor was offered such a product by the Mortgage Loan’s originator, (iii) the prepayment penalty was adequately disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law and (iv) such Prepayment Penalty shall not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the Mortgagor’s default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such penalty;”

(f)

Effective as of May 9, 2006, Section 3.02(uu) of the Agreement is hereby deleted in its entirety and replaced with the following:

(uu)

No Mortgage Loan is (a) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) classified as a “high cost,”  “covered,” “high risk home”, “high-rate, high-fee,” “threshold,” or “predatory” loan under HOEPA or any other applicable state, federal or local law, including any predatory or abusive lending laws (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for a residential mortgage loan having high interest rates, points and/or fees), (c) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary, Appendix E) or (d) in violation of any state law or ordinance comparable to HOEPA.  No Mortgage Loan (including purchase money loans or refinance transactions) has an “annual percentage rate” or “total points and fees” payable by the Mortgagor (as each such term is defined in HOEPA) that equal or exceed the applicable thresholds defined under HOEPA (Section 32 of Regulation , 12 C.F.R. Section 226.32(a)(1)(i) and (ii));”

(g)

Effective as of May 9, 2006, Section 3.02(vv) of the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

“(vv)

No Mortgagor was required to purchase any credit life, disability, accident, unemployment, property or health insurance product or debt cancellation agreement as a condition of obtaining the extension of credit.  No Mortgagor obtained a prepaid single premium credit life, disability, unemployment, property, mortgage, accident or health insurance policy in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase or finance single-premium insurance policies or debt cancellation agreements as part of the origination of or as a condition to closing, such Mortgage Loan;”

(h)

(a) Effective as of May 9, 2006, Section 3.02(bbb) of the Agreement is hereby amended by adding the following language immediately after “Freddie Mac” and before the “;”:

“, including without limitation the requirement upon the origination of each such Mortgage Loan the manufactured housing unit either: (i) will be the principal residence of the borrower or (ii) will be classified as real property under applicable state law;”

(i) Effective as of May 9, 2006, Section 3.02 (ccc) of the Agreement is hereby Amended by (i) adding the language “(e.g., favorable and unfavorable)” immediately after the phrase “accurately and complete information” in each instance where such phrase is found and (ii) adding the language “three of the credit repositories” immediately after the phrase “Trans Union Credit Information Company” in each instance where such phrase is found.

(j) Effective as of May 9, 2006, Section 3.02(fff) of the Agreement is hereby amended by deleting the language “owner occupied real property or an owner occupied manufactured home” and replacing it with the language “Mortgaged Property”.

(k) Effective as of May 9, 2006, Section 3.02 (ggg) of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

“No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers taking into account such facts as, without limitation, the mortgage loan’s requirements and the Mortgagor’s credit history, income, assets and liabilities.  Any Mortgagor who sought financing through the Mortgage Loan originator’s higher-priced subprime lending channel was directed towards or offered the Mortgage Loan originator’s standard mortgage line if the Mortgagor was able to qualify for one of the standard products.”

(l) Effective as of May 9, 2006, Section 3.02(hhh) of the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

“(hhh)

The methodology used in underwriting the extension of credit for each Mortgage Loan did not rely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such extension of credit.  The methodology employed objective criteria that related such facts as, without limitation, the Mortgagor’s credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan’s originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan.”

(m) Effective as of May 9, 2006, Section 3.02(iii) of the Agreement is hereby amended by adding the word “points,” immediately after the word “All” in the first line.

(n)

Effective as of May 9, 2006, Section 3.02(jjj) of the Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

“No Mortgagor was charged “points and fees” (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of such Mortgage Loan, (such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide) or (2) $1,000;”

(o)

Effective as of May 9, 2006, Section 3.02(ooo) of the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

“(ooo)

No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term “borrower” is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with the Massachusetts General Laws Chapter 183, Section 28C) unless (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.50% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an “open-end home loan” (as such term is used in the Massachusetts General Laws Chapter 183, Section 28C or the regulations promulgated in connection therewith) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in the Wall Street Journal plus a margin of one percent;”

(p)

Effective as of May 9, 2006, Section 3.02 of the Agreement is hereby amended by adding the following language immediately after Section 3.02(ppp):

“(qqq)

No Mortgagor was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of the related Mortgage Loan, whichever is greater. For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

“(rrr) With respect to each Second Lien Mortgage Loan, such Second Lien Mortgage Loan is secured by a one-to four-family residence that is the principal residence of the Mortgagor.”

(q)

Effective as of May 9, 2006, Section 3.03 of the Agreement is hereby amended by deleting the last sentence of the first paragraph in its entirety and replacing it with the following:

“It is understood by the parties hereto that a breach of the representations and warranties made in Sections 3.02 (h), (ee), (pp), (uu), (vv), (bbb), (ccc), (fff), (ggg), (hhh), (iii), (mmm), (qqq) or (rrr) will be deemed to materially and adversely affect the value of the related Loan or the interest of the Purchaser therein.”

(r)

Effective as of May 9, 2006, Section 4.01 of the Agreement is hereby amended by adding the following language immediately after the last sentence of the first paragraph thereof:

“With respect to any Loan interim serviced by the Company in a Securitization Transaction, the Company shall service such Loans pursuant to the servicing requirements of the Master Servicer.”

(s)

Effective as of May 9, 2006, Article IV of the Agreement is hereby amended by adding the following language immediately after Section 4.08 thereof:

Section 4.09

Subservicing Agreements Between the Servicer and Subservicers.

The Servicer, as servicer, may arrange for the subservicing of any Loan by a Subservicer pursuant to a Subservicing Agreement; provided that such Subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Loans in a manner consistent with the servicing arrangements contemplated hereunder.  Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer.  Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through the Servicer or otherwise, the Servicer shall remain obligated and liable to the Purchaser and its successors and assigns for the servicing and administration of the Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans.  Every Subservicing Agreement entered into by the Servicer shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed.  All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

Section 4.10

Successor Subservicers.

Any Subservicing Agreement shall provide that the Servicer shall be entitled to terminate any Subservicing Agreement and to either itself directly service the related Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 4.09.  Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to the Servicer without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or any successor to the Servicer) shall, for any reason, no longer be the servicer of the related Loans (including termination due to an Event of Default).

Section 4.11

No Contractual Relationship Between Subservicer and Purchaser.

Any Subservicing Agreement and any other transactions or services relating to the Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Purchaser shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 4.12.

Section 4.12

Assumption or Termination of Subservicing Agreement by Successor Servicer.

In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor servicer pursuant to Section 9.01 of the Agreement, it is understood and agreed that the Servicer’s rights and obligations under any Subservicing Agreement then in force between the Servicer and a Subservicer shall be assumed simultaneously by such successor servicer without act or deed on the part of such successor servicer; provided, however, that any successor servicer may terminate the Subservicer.

The Servicer shall, upon the reasonable request of the Purchaser, but at its own expense, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-servicing Agreements to the assuming party.

The Servicing Fee payable to any such successor servicer shall be payable from payments received on the Loans in the amount and in the manner set forth in this Agreement.

(t)

Effective as of May 9, 2006, Section 10.03 of the agreement is hereby amended by adding the following language immediately after subpart (c) thereof:

(d)

If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a “Servicer”), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A)

the Servicer’s form of organization;

(B)

a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Loans or the related asset-backed securities, as applicable, including, without limitation:

1.

whether any prior securitizations of mortgage loans of a type similar to the Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

2.

the extent of outsourcing the Servicer utilizes;

3.

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

4.

whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

5.

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Loans;

(D)

information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E)

information regarding advances made by the Servicer on the Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)

a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Loans;

(G)

a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

(H)

information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

(I)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

(J)

a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(e)

For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section 10.03 (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation  or sale of substantially all of the assets of the Company, and (E) the Company’s entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Company’s obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(f)

As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with the its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(g)

In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(h)

The Company shall provide to the Purchaser, any Master Servicer and any Depositor, such additional information as such party may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer’s performance hereunder.

(t)

Effective as of May 9, 2006, Section 10.04 of the Agreement is hereby amended by inserting “(a)” immediately before the first paragraph of such section.

(u)

Effective as of May 9, 2006, Section 10.04(a)(i) of the Agreement is hereby amended by inserting the language “Subservicer, Subcontractor or” immediately after the language “provided under this Article X by or on behalf of any” in subclause (A) thereof.

(v)

Effective as of May 9, 2006, Section 10.04(a)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(ii)

any breach by the Company of its obligations under this Article X, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article X, including any failure by the Company to identify pursuant to Section 10.07(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;”

(w)

Effective as of May 9, 2006, Section 10.04 (a) of the Agreement is hereby amended by adding the following language immediately after subclause (iii) thereof:

“(iv)

the negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article X.

“If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other”

“This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.”

(x)

Effective as of May 9, 2006, Section 10.04 of the Agreement is hereby amended by adding the following language immediately after subsection (a) thereof:

“(b)

(i) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article X, or any breach by the Company of a representation or warranty set forth in Section 10.02(a) or in a writing furnished pursuant to Section 10.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 10.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company and if the Company is servicing any of the Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

“(ii)

Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 10.05 or 10.06, including (except as provided below) any failure by the Company to identify pursuant to Section 10.07(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for five calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

“None of the Purchaser, any Master Servicer or any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(ii) if a failure of the Company to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Loans.

“(iii)

The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.”

(y)

Effective as of May 9, 2006, Article X of the Agreement is hereby amended by adding the following language immediately after Section 10.04 thereof:

Section 10.05

Servicer Compliance Statement.

On or before March 10th of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 10.06

Report on Assessment of Compliance and Attestation.

(a)

On or before March 10th of each calendar year, commencing in 2007, the Company shall:

(i)

deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Company’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Company, and shall address each of the “Applicable Servicing Criteria” specified on Exhibit 13 hereto;

(ii)

deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section 10.06 and, to the extent required of such Subservicer or Subcontracter under Item 1123 of Regulation AB, our annual compliance certificate as and when provided by Section 10.05; and

(iv)

not later than March 10 of the calendar year in which such certification is to be delivered, deliver, and cause each Subservicer and each Subcontracter described in clause (iii) above to deliver, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit 12.

The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  None of the Purchaser, any Master Servicer nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K or any amendment thereto with respect to an issuing entity whose asset pool includes Loans.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 10.06(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 13 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 10.06(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 10.07.

Section 10.07

Use of Subservicers and Subcontractors.

The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section 10.07. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section 10.07.

(a)

It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section 10.07, with Sections 10.02, 10.03(d), (f), (g) and (h), 10.04, 10.05 and 10.07 of this Agreement and with Sections 4.09, 4.10, 4.11 and 4.12 to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 10.03(e) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 10.05, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 10.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 10.06 as and when required to be delivered.

(b)

It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) each discrete function identified in Item 1122(d) of Regulation AB which is being performed by each such Subcontractor (iii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iv) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (iii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 10.04 and 10.06 of this Agreement to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Section 10.06, in each case as and when required to be delivered.

SECTION 2.

Limitation of Certain Sections.  Sections 10.03(d), (e), (f), (g) and (h), 10.05, 10.06 and 10.07 of this Agreement, and the provisions of Section 10.04 which have been amended by this Amendment Number Two, are applicable only to the extent that, and with respect to any period in which, the Company (directly or through a Subservicer) services the Mortgage Loans, at least for an interim period, following a Securitization Transaction.

SECTION 3.

Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4.

Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 5.

Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Purchaser have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

AMERICAN HOME MORTGAGE CORP. (Company) By:_______________________ Name: _______________________ Title: _______________________
UBS REAL ESTATE SECURITIES INC. (Purchaser) By:__________________________ Name: _______________________ Title: _______________________

By:__________________________ Name: _______________________ Title: _______________________